CAVANAL HILL FUNDS

Supplement dated November 6, 2025
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information,
dated December 28, 2024,

and the

Cavanal Hill Limited Duration Fund and Bond Fund Summary Prospectuses,

each dated December 28, 2024

This Supplement provides updated information regarding portfolio managers of (i) the Cavanal Hill Limited Duration Fund and (ii) the Cavanal Hill Bond Fund and supersedes any information to the contrary in the Prospectus, Statement of Additional Information and Summary Prospectuses dated December 28, 2024, each as supplemented or modified thereafter.

Change in Portfolio Manager: Limited Duration Fund and Bond Fund

Effective as of October 31, 2025, Russell Knox is no longer a portfolio manager of the Limited Duration Fund or the Bond Fund. All references to Mr. Knox in the Prospectus, Statement of Additional Information and applicable Summary Prospectuses in the capacity of a portfolio manager shall be deemed deleted and removed from each such document.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.